UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)  November  8, 2004
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                        MEDIALINK WORLDWIDE INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       No. 0-21989                                       52-1481284
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(Commission File Number)                     (IRS Employer Identification No.)

 708 Third Avenue, New York, New York                      10017
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(Address of Principal Executive Offices)               (Zip Code)

                                 (212) 682-8300
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e04(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On November 8, 2004, the Company amended certain provisions of its loan credit facility. Pursuant to the amending letter, the term of the loan credit facility was extended to December 31, 2005; several financial covenants were amended; and the Company was required to pay down certain amounts outstanding under the credit facility. In addition, the Company is required to cause its subsidiary, TTX (US) LLC, to guarantee the Company's obligations to the lender. Substantially all of the assets of the Company are pledged as collateral under the loan credit facility.

      The complete text of the letter amending the loan agreement is filed as an exhibit to this Report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT
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10.1  Letter of Merrill Lynch Business Financial Services Inc. dated November 8,
      2004

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12 , 2004                   MEDIALINK WORLDWIDE INCORPORATED


                                           /s/ J. Graeme McWhirter
                                           -----------------------------------
                                           Name: J. Graeme McWhirter
                                           Title:Executive Vice President and
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS


    EXHIBIT  DESCRIPTION NUMBER
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      10.1  Letter of Merrill Lynch Business Financial Services Inc. dated
            November 8, 2004